SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      November 5, 2004

aaiPharma Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)

(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02. Results of Operations and Financial Condition.

     On November 9, 2004, aaiPharma Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2004. The press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Appointment of Principal Officer.

     On November 9, 2004, the Company announced that Ludo J. Reynders, President and Chief Executive Officer of the Company, has been hospitalized with suspected pneumonia and that, during Dr. Reynders’ incapacity, Timothy R. Wright has been appointed to the position of interim President and Chief Executive Officer. Mr. Wright, who is 46 years old, joined the Company in April 2004 as President of the Pharmaceuticals Division and was elected a director in May 2004. Prior to joining the Company, Mr. Wright served as the President, Global Commercial Operations for Elan Bio-pharmaceuticals from February 2001 to December 2003, as well as a member of Elan Pharmaceuticals, Inc. Prior to Elan, Mr. Wright served as a Senior Vice President of Healthcare Product Services with Cardinal Health, Inc. from May 1999 to January 2001. Mr. Wright also held senior management positions with DuPont Merck Pharmaceutical Company from 1984 to 1999.

Item 5.03. Amendments to Bylaws.

     On November 5, 2004, the Company’s Board of Directors amended the Company’s bylaws in order to provide that the number of directors of the Company shall be the number, within the limits specified in the Company’s certificate of incorporation, set from time to time by a resolution duly adopted by the board of directors or by the stockholders. The bylaws previously fixed the number of directors of the Company at nine directors. A copy of the amended bylaws of the Company is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     On November 9, 2004, the Company issued a press release announcing that Ludo J. Reynders, President and Chief Executive Officer of the Company, has been hospitalized with suspected pneumonia and that, during Dr. Reynders’ incapacity, Timothy R. Wright has been appointed to the position of interim President and Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit 3.1	Amended bylaws of aaiPharma, Inc.

Exhibit 99.1	Press release of aaiPharma Inc. dated November 9, 2004 announcing financial results for the three and nine months ended September 30, 2004.

Exhibit 99.2	Press release of aaiPharma Inc. dated November 9, 2004 announcing appointment of Interim President and CEO.

***

Note: The information contained in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004

aaiPharma Inc.

	By:	/s/ Gina Gutzeit

Gina Gutzeit
Interim Chief Financial Officer

Exhibit Index

Exhibit	Description

Exhibit 3.1	Amended bylaws of aaiPharma, Inc.

Exhibit 99.1	Press release of aaiPharma Inc. dated November 9, 2004 announcing financial results for the three and nine months ended September 30, 2004.

Exhibit 99.1	Press release of aaiPharma Inc. dated November 9, 2004 announcing appointment of Interim President and CEO.